UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2010

TC Global, Inc.

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 8, 2010, Andrew M. Wynne notified TC Global, Inc. (the “Company”) of his resignation as Chief Financial Officer, Executive Vice President, and corporate secretary, effective July 2, 2010. Mr. Wynne will continue to be actively engaged with the Company, and will be available to help in the transition of his role, through July 2, 2010.

Mr. Wynne has been employed by the Company since September 2005 and has served in his current positions since January 2008. Mr. Wynne has advised the Company that he intends to pursue other professional opportunities outside the Seattle area.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	TC Global, Inc. Press Release dated June 12, 2010.

The information in Item 5.02 of this Form 8-K and Exhibit 99.1 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TC GLOBAL, INC.

Date: June 12, 2010	By:	/S/ ANDREW M. WYNNE
Andrew M. Wynne
Executive Vice-President and Chief Financial Officer

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